COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2026
Disclosure of contingent liabilities [abstract]
COMMITMENTS AND CONTINGENCIES [Text Block]

18. COMMITMENTS AND CONTINGENCIES

a) Environmental Contingencies

The Company's activities are subject to various laws and regulations governing the protection of the environment. These laws and regulations are continually changing and generally becoming more restrictive. The Company believes its operations are materially in compliance with all applicable laws and regulations.

b) Research Agreements

The Company has entered various agreements with arms' length parties pertaining to ongoing science efforts in pursuit of research and/or development and intellectual property with the objective of profitably bringing products to market. Many of the counterparties to these agreements are Canadian universities and affiliated individuals. These agreements can be generalized as having 'no fault' termination clauses regarding ongoing commitments and future liability when the Company determines that the pursuit becomes ineffective or unlikely to result in a profitable or commercially-viable product.

Under certain of these technology license agreements with Canadian universities, the Company has an obligation to pay royalties on revenues from any subject technologies. No such revenues have been earned to date.

c) Contingent liabilities

In September 2018, the Company received a statement of claim from a former employee. On March 24, 2020, the Company commenced an action claim against the former employee for relief relating to contracts and transactions between that employee and the Company. The trial commenced on October 21, 2024, and closing submissions were held on January 17, 2025. On March 12, 2026, the Ontario Superior Court of Justice issued its Reasons for Judgment. The Court dismissed substantially all claims advanced by the former employee. Original claims, as filed, were approximately $6 million. At trial, the claims were refined and the Court denied all remaining monetary claims. With respect to the Company's claim for cancellation of 4.5 million founder shares and disgorgement of profits, the Court found that the shares had been properly issued and that there was no basis to set aside the issuance. On March 27, 2026, the Company submitted a cost submission to the Courts for approximately $797,000 for partial indemnity cost and disbursement relief. On June 17, 2026, the Company received a decision that there would be no order as to costs and that the Company's cost submission had been denied.